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                                                                 EXHIBIT 10.16.1



                                   AMENDMENT


                                   RECITALS:

1. Effective as of April 1, 1996, Brigham Oil & Gas, L.P. ("BOG") and Gasco Limited Partnership ("Gasco") entered into that certain Expense Allocation and Participation Agreement (as heretofore amended, herein called the "Agreement"); all capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

2. An AFE has been circulated reflecting that the estimated BOG Drilling Costs associated with the proposed Wiser Mustang No. 1 well (the "Mustang Well") are $794,208.12, which amount exceeds the $280,000 limitation set forth in the definition of BOG Properties as found in the Agreement.

                                   AGREEMENT:

FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, BOG and Gasco hereby amend the Agreement such that (a) the amount of $1,500,000 as found in the definition of Agreement Term shall be replaced with the amount of $1,580,000, and (b) solely for purposes of the AFE relating to the Mustang Well, (i) the dollar figure of $280,000 as found in the Agreement in the third and sixth sentences of the definition of BOG Properties shall be replaced with the dollar figure of $600,000, and (ii) the fourth sentence of the definition of BOG Properties shall be replaced with the following:

       "By way of illustration, assume that (a) the estimated BOG Drilling Cost for the Mustang Well (being a Subject Well) are $720,000 and thus exceed the amount of $600,000 by exactly 20%, and (b) the Drilling and Production Unit for such Mustang Well covers 80 acres and as part of the BOG Properties BOG owns an undivided seventy percent interest in and oil and gas lease (for purposes of this example referred to as the "Lease") covering 60 net mineral acres in the Drilling and Production Unit and an undivided 40% interest in the minerals (for purposes of this example referred to as the "Minerals") covering the other 20 net mineral acres in the Drilling and Production Unit."

BOG agrees that, without Gasco's prior consent, BOG shall not propose, or suggest to the other working interest owners in the Mustang Well, that the Mustang Well be drilled or deepened to a depth deeper than the total depth set forth in the AFE. In addition, in the event that any other working interest owner in the Mustang Well proposes the drilling or deepening of the Mustang Well to a depth below the total depth set forth in the AFE, unless Gasco agrees with the proposed deepening operation, BOG agrees to oppose the drilling or deepening of the Mustang Well below the total depth set forth in the AFE.
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                                 MISCELLANEOUS:

1. This Amendment shall be binding upon and shall enure to the benefit of Gasco and BOG, and their respective successors and assigns, forever.

2. This Amendment may be executed in multiple counterparts, all of which are identical. All of such counterparts together shall constitute one and the same instrument. If counterparts of this Amendment are executed, the signatures of the parties may be combined in and treated and given effect for all purposes as a single instrument.

3. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

       Executed by the parties hereto on the dates set forth below the signature of each.


BRIGHAM OIL & GAS, L.P.
by Brigham Exploration Company,
its Managing General Partner



By: /s/ ANNE L. BRIGHAM
    -----------------------------------------
    Anne L. Brigham, Executive Vice President
    Date: October 14, 1996
         -------------------



GASCO LIMITED PARTNERSHIP
by Gasco, Inc.,
its General Partner


By:    /s/ J.S. STEVENS III
    -----------------------------------------
    Name:  J.S. STEVENS III
    -----------------------------------------
    Title: PRESIDENT
    -----------------------------------------
    Date:  10-21-96
    -----------------------------------------





Amendment to Expense Allocation
and Participation Agreement